UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 27, 2009
NEWMONT MINING CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State or Other Jurisdiction of Incorporation)
001-31240
(Commission File Number)
84-1611629
(I.R.S. Employer Identification Number)
6363 South Fiddlers Green Circle
Greenwood Village, Colorado 80111
(Address and zip code of principal executive offices)
(303) 863-7414
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.
     On January 27, 2009, Newmont Mining Corporation, a Delaware corporation (“Newmont”), announced that it had entered into a definitive sale and purchase agreement with AngloGold Ashanti Australia Limited (“AngloGold”) to acquire from AngloGold, a wholly owned subsidiary of AngloGold Ashanti Ltd., its 33.33% interest in the Boddington project in Western Australia (the “Purchase Agreement”). Upon completion of the acquisition, Newmont will own 100% of the Boddington project.
     Pursuant to the Purchase Agreement, the total consideration for the acquisition consists of (i) $750 million payable in cash at closing, (ii) $240 million payable in cash, in shares of Newmont common stock, or in a combination of cash and shares of Newmont common stock, at Newmont’s option, payable in December 2009 and (iii) a royalty, payable quarterly in arrears, equal to 50% of the average realized cash operating margin (if any) exceeding $600 per ounce, payable on one-third of the gold production from the Boddington project, subject to a maximum aggregate royalty of $100 million. The transaction is expected to close in March 2009, subject to satisfaction or waiver of certain conditions, including the receipt of approvals from the Australian Foreign Investment Review Board, Western Australia Ministry of Mines and South African Reserve Bank and the receipt of consents and agreements from third parties.
     A copy of Newmont’s press release announcing the signing of the Purchase Agreement is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Cautionary Statement:
     This Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended that are intended to be covered by the safe harbor created by such sections and other applicable laws. Such forward-looking statements include, without limitation, expectations regarding the completion and timing of the Acquisition. Where the Company expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by such forward-looking statements. For a more detailed discussion of such risks and other factors, see the Company’s 2007 Annual Report on Form 10-K, filed February 21, 2008, and the Company’s Quarterly Report on Form 10-Q, filed October 28, 2008, each of which is on file with the Securities and Exchange Commission, as well as the Company’s other SEC filings. The Company does not undertake any obligation to release publicly revisions to any “forward-looking statement” to reflect events or circumstances after the date of this Form 8-K, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.
ITEM 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, Dated January 27, 2009

SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWMONT MINING CORPORATION
By:	/s/ Sharon E. Thomas
Name:	Sharon E. Thomas
Title:	Vice President and Secretary

Dated: January 27, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, Dated January 27, 2009